Oppenheimer Developing Markets Fund

Supplement dated March 21, 2014 to the

Prospectus and Statement of Additional Information, each dated December 27, 2013

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Developing Markets Fund (the “Fund”), each dated December 27, 2013, and is in addition to any other supplement(s).

Effective immediately:

1.	The section titled “Changes To The Fund’s Investment Policies” in the Prospectus is deleted in its entirety and replaced with the following:

Changes To The Fund’s Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. Shareholders will receive 60 days' advance notice of any change in the 80% investment policy described in "Principal Investment Strategies." The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

2.	The paragraph immediately following the bullet points in the section titled “Fundamental Policies” in the SAI is deleted in its entirety and replaced with the following:

The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

March 21, 2014	PS0785.034